UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 17, 2017

RICH UNCLES NNN REIT, INC.

(Exact name of registrant as specified in its charter)

California	333-205684	47-4156046
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3080 Bristol Street, Suite 550, Costa Mesa, CA 92626 (Address of principal executive offices) (Zip Code) (855) 742-4862 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification of Rights of Security Holders.

On January 17, 2017, the Registrant adopted a Share Repurchase Program (the “Program”) for limited repurchases of its shares of common stock on a monthly basis in accordance with the provisions the No Action Relief under Rule 13e-4 granted on December 21, 2016 by the Commission’s Office of Mergers and Acquisitions—Division of Corporation Finance.

A copy of the Program is included with this Report as Exhibit 3.3.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.3	Share Repurchase Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2017	Rich Uncles NNN REIT, Inc.

	By	/s/ JEAN HO
Jean Ho
Chief Financial Officer